DATED: FEBRUARY 24, 2010

SECOND PLEDGE MODIFICATION AGREEMENT

-among-

JUBILANT PHARMA PTE. LIMITED, SINGAPORE
(as Pledgor)

-and-

CADISTA PHARMACEUTICALS INC,
(as Debtor)

-and-

CADISTA HOLDINGS INC.
(as Pledgor/Guarantor)

-and-

STATE BANK OF INDIA, NEW YORK BRANCH
(as Agent/Facility Arranger/Senior Lender)

-and-

BANK OF BARODA
(as Lender)

Issued Pursuant to a CREDIT MODIFICATION AGREEMENT

AMONG

CADISTA PHARMACEUTICALS INC.
(as the Borrower)

-and-

STATE BANK OF INDIA, NEW YORK BRANCH
(as the Facility Arranger, Administrative
Agent and Senior Lender)

et al

FOREHT LAST LANDAU & KATZ LLP
228 East 45th Street,, 17th floor
New York, NY 10017
(212) 935-8880

SECOND PLEDGE MODIFICATION AGREEMENT OF
JUBILANT PHARMA PTE LIMITED, SINGAPORE

This Second Pledge Modification Agreement made this 24 day of February 2010 among JUBILANT PHARMA PTE. LTD. (hereinafter “Pledgor”), a Singapore corporation, with its registered address at 42 B Home Road, Singapore, 209066, STATE BANK OF INDIA, NEW YORK BRANCH, a banking corporation duly licensed by the Superintendent of Banks of the State of New York and having its place of business at 460 Park Avenue, New York, N.Y. 10022, Facility Arranger, Administrative Agent, and Senior Lender (hereinafter, “Agent”), BANK OF BARODA, a banking corporation duly licensed by the Superintendent of Banks of the State of New York, and having its place of business at 1 Park Avenue, New York, NY 10016 (hereinafter, “BOB”), CADISTA PHARMACEUTICALS INC., a Delaware corporation with its principal place of business at 207 Kiley Drive, Salisbury MD, 21801 formerly known as Jubilant Pharmaceuticals Inc., (hereinafter “Borrower”), and CADISTA HOLDINGS INC. (“Cadista”) formerly known as Trigen Laboratories Inc, a Delaware corporation, having its principal place of business at 207 Kiley Drive, Salisbury, MD. 21801 and a pledgor and corporate guarantor of the facilities being granted to Borrower.

WHEREAS Agent and BOB have each granted certain credit facilities to Borrower pursuant to a written Credit Agreement, Notes, and other documentation dated September 22, 2006, which are in full force and effect, and

WHEREAS Pledgor had duly executed, acknowledged and delivered to Agent and to BOB, a Pledge Agreement of same date with respect to certain shares of stock, and, thereafter, duly executed, acknowledged and delivered to Agent and to BOB, a Pledge Modification Agreement, dated September 25, 2007, wherein Pledgor unconditionally pledged certain shares of stock in Cadista to Agent and to BOB on a pari passu basis, and

WHEREAS at the specific instance and request of Borrower, Agent agreed to enhance the revolving credit facilities from the present $3,000,000.00 to $6,500,000.00 pursuant to the terms and conditions of a Credit Modification Agreement, and

WHEREAS Pledgor UNCONDITIONALLY CONSENTS AND AGREES to PLEDGE to Agent, certain additional shares of stock in Cadista as set forth herein below, as partial collateral security for the repayment of Borrower’s indebtedness to Agent under the terms and conditions of the said credit facilities as modified, and

WHEREAS Pledgor expressly and specifically WARRANTS and REPRESENTS to Agent and to BOB, that it is in Pledgor’s best interest to enter into and perform this Second Pledge Modification Agreement, as it has and/or will receive and derive a substantial economic benefit, directly and/or indirectly, from the said modified credit facilities being extended to Borrower, as well as other benefits and consideration, the sufficiency and value of which is expressly acknowledged by Pledgor, and

NOW THEREFORE, the terms and conditions of this Pledge Agreement are as follows:

1.           COLLATERAL AND GRANT OF SECURITY INTEREST:

Pledgor’s grant to Agent and BOB, on a PARI PASSU basis, a first, priority security interest in and LIEN upon all the pledged shares of stock in Trigen Laboratories Inc., now known as Cadista Holdings Inc, as being owned by Pledgor (hereinafter the “Collateral”), AND ALL PROCEEDS THEREOF shall CONTINUE AND REMAIN IN FULL FORCE AND EFFECT as follows:

Share Certificate (s) No:	Amount of Shares:

C 1160	36,532,069
2000	4,461,885
2005	8,831,034

Total: 49,824.988 shares

Pledgor hereby pledges 12,735,827 additional shares to Agent as partial security for repayment of the enhanced facility, and all proceeds thereof (“Additional Collateral”):

2026	6,562,788
2027	6,173,039

New total amount of shares in Cadista pledged herein:  62,560,815 Shares.

Together with all bonus and/or additional shares, options, instruments, and other rights which may be issued from time to time by Cadista, formerly known as Trigen Laboratories Inc., to Pledgor

2.           DESCRIPTION OF OBLIGATIONS SECURED:

The security interest granted by this instrument represents Pledgor’s CONSENT and agreement that the said existing shares which it owns and pledges herein, shall continue to be applied by Agent and BOB to repayment of an aggregate of US$11,500,000.00 in credit facilities granted by Agent, as Senior Lender, to Borrower, and a total of US$3,000,000.00 in credit facilities granted to Borrower by BOB, all with interest thereon at the rates and conditions set forth in the Credit Agreement, and as further set forth in respective Notes, signed, acknowledged, and delivered by Borrower to Agent and to BOB, and that the said Additional Collateral be applied by Agent to repayment of the enhanced revolving credit facility set forth in the Credit Modification Agreement.

Pledgor agrees that it is a condition precedent to the grant and continuation of the said modified credit facilities, that the Pledgor shall have created this Pledge and granted a first, priority security interest in the Additional Collateral to Agent in order to partially secure the prompt payment, observance, and performance of all of the Borrower’s obligations to Agent under the Credit Modification Agreement, Notes, etc.

3.           DELIVERY OF THE ADDITIONAL COLLATERAL:.

Pledgor has delivered the Certificates representing the Additional Collateral, to Agent, to hold as security, on behalf of State Bank of India, New York Branch.

5.           PLEDGOR’S REPRESENTATIONS.

Pledgor is the sole legal and beneficial owner of the Additional Collateral, in its entirety, free and clear of any claim, right, or interest of any third party. No one except Pledgor has any ownership or security interest in the Additional Collateral, except the security interest being created herein in favor of Agent.

Pledgor has full authority to enter into this Second Pledge Modification Agreement and the creation of a first priority security interest in favor of the Agent for the Additional Collateral. Such creation does not in any way or manner, violate any contractual, legal or other obligations of Pledgor under any contract or under any law.

Pledgor has the right to vote, pledge, and/or grant this security interest in the Additional Collateral, and transfer such collateral to Agent, FREE AND CLEAR OF ANY LIENS.

No authorization, approvals, or other actions by, and no notice to or filing with any governmental or regulatory agency is required for this pledge, for execution, acknowledgment and delivery of this Second Pledge Modification Agreement, or for exercise by the Agent and/or BOB of any right or remedies herein.

The pledge as set forth in this Second Pledge Modification Agreement creates a valid and perfected first priority security interest in the said Additional Collateral, and is recognized as such by Pledgor, Cadista, and Borrower, and BOB.

5.           PLEDGOR TO HELP MAINTAIN VALID SECURITY INTEREST IN LENDER.

Pledgor shall do such acts as Agent may reasonably require from time to time to maintain a valid security interest in the Additional Collateral by Agent, as Lender, free of all other liens and claims, to secure payment of Borrower’s indebtedness, including depositing and increasing the amount of this pledge, and executing any additional agreements to cover any shortfall in the security, as may reasonably be required by Agent

6.           EVENTS OF DEFAULT.

The following are, without exclusive effect, events of default under the Agreement:

(a)
Failure by Borrower to pay any amount payable to Agent and/or BOB on the date due, plus any applicable grace period, and/or default by Borrower in any of the terms, conditions, covenants, obligations, etc. under the Credit Agreement and Credit Modification Agreement;

(b)	Any other default under any terms of any of the subject Notes, or any other agreements or documents signed by the Borrower in connection with the indebtedness described herein.

7.           RIGHTS ON DEFAULT.

Agent, on its behalf as Lender, and on behalf of BOB, has all the rights of a secured creditor under Article 9 of the Uniform Commercial Code of the State of New York. It may, without limitation, market, sell, cause to be sold, etc, in its sole discretion, at any exchange, broker’s board, public auction, private sale, or in other commercially reasonable manner, in any one or more sales, at such prices as the Agent may decide best, for cash, credit, or otherwise, all or part of the said Collateral and/or Additional Collateral. Such sale(s) shall be free from any claim, encumbrance, or right of Pledgor. Agent may, in its own name, or the name of its designee, buy any part of the Collateral and/or Additional Collateral. Pledgor shall be liable for all costs, disbursements, reasonable attorneys’ fees, Court costs, broker’s commissions, referee’s or auctioneer’s fees, advertisement expenses, and any other costs, expenses, etc., in connection therewith.

Pledgor appoints Agent, as its Attorney-in Fact, in the event of default, with full authority in the name of Pledgor or its own name or otherwise, to take any action and to execute any instrument which Agent may deem necessary to accomplish the purposes of this Agreement.

IT IS UNDERSTOOD AND AGREED THAT IN THE EVENT OF DEFAULT, TITLE TO ALL OF THE SAID SHARES SHALL VEST IN THE NAME OF AGENT AS OWNER THEREOF.

8.           NOTICE OF DISPOSITION OF COLLATERAL AND/OR ADDITIONAL COLLATERAL.

If any notification of an intended disposition of the Collateral and/or Additional Collateral or any parts thereof, is required by law, such notification shall be deemed reasonably and properly given if mailed seven (7) days before this disposition, postage prepaid, addressed to the Pledgor at its address shown above, or at any other address that Pledgor may duly advise Agent.

9.           TERM:

This Second Pledge Modification Agreement shall remain in full force and effect until ALL the obligations of Pledgor/Borrower have been fully performed and satisfied, and the said Credit Agreement, Credit Modification Agreement, Notes, etc have terminated pursuant to their terms and conditions. Upon termination of this Second Pledge Modification Agreement as provided above, other than as a result of Agent’s application of the Collateral and/or Additional Collateral, Agent will release the security interest created hereunder, and will deliver the Collateral and/or Additional Collateral to Pledgor.

10.           CONTINUITY OF APPLICATION:

This Second Pledge Modification Agreement, and all terms and conditions therein, shall apply to, and cover any and all other shares, bonus shares, options, rights, instruments, etc. that may be pledged or required to be pledged by Pledgor to Agent, as Lender, and on behalf of BOB, as part of the Collateral and/or Additional Collateral herein.

11.           GOVERNING LAW.

This instrument shall be governed by the laws of the State of New York, and enforceable in the Courts of the State of New York. Pledgor waives any defenses based on lack of personal jurisdiction, improper service of process, improper venue, and ALL PARTIES, TO THE FULLEST EXTENT PERMITTED BY LAW, UPON FULL KNOWLEDGE OF THE CONSEQUENCES IRREVOCABLY WAIVE RIGHT TO TRIAL BY JURY.

12.           ENTIRE AGREEMENT

This Second Pledge Modification Agreement represents the full and final understanding of the parties with respect to the subject matter herein, incorporating all discussions and prior negotiations. There are no oral promises or representations. This Second Pledge Modification Agreement shall be binding on the parties hereto, their respective heirs, successors and assigns. It can only be modified in any way by a writing signed by all the parties hereto. No alleged oral statements, alleged course of conduct, custom, practice, etc., shall have any effect herein.

13.           NO LIABILITY OF AGENT:

Agent shall not be liable for any acts, omissions, errors of fact or law, with respect to the Collateral and/or Additional Collateral, or any parts thereof, their handling, disposition, sale, etc. except for willful misconduct or gross negligence. Pledgor shall indemnify Agent and hold it harmless against any and all claims arising therefrom, and/or from any person or entity claiming any interest, legal or equitable in the Collateral and/or Additional Collateral or any part thereof, etc.

This Agreement may be signed in counterparts, each being considered one and the same original.

All other terms and conditions of the Pledge Agreement and Pledge Modification Agreement are incorporated herein to the extent not modified.

IN WITNESS WHEREOF, the parties have executed this Second Pledge Modification Agreement as of the date first indicated.

PLEDGOR:
JUBILANT PHARMA PTE. LIMITED, SINGAPORE

By:	/s/ R. Sankaraiah
Name:
Title:

AGENT/FACILITY ARRANGER/SENIOR LENDER:
STATE BANK OF INDIA, NEW YORK BRANCH

By:	/s/ P. Parikh
Name: P. Parikh
Title: Vice President & Head (Credit)

LENDER:
BANK OF BARODA

By:	/s/ A.K. Ghosh
Name: A.K. Ghosh
Title: Assn. General Manager (Cr & TF)
02/24/2010

BORROWER:
CADISTA PHARMACEUTICALS INC.,
f/k/a Jubilant Pharmaceuticals Inc

By:	/s/ Kamal Mandan
Name: Kamal Mandan
Title: Chief Financial Officer

PLEDGOR/GUARANTOR:
CADISTA HOLDINGS INC.
f/k/a Trigen Laboratories Inc.

By:	/s/ Kamal Mandan
Name: Kamal Mandan
Title: Chief Financial Officer

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 24 day of February, 2010, before me personally came P. PARIKH, to me known, who being by me duly sworn, did depose and say that he is the Vice President & Head (Credit) of STATE BANK OF INDIA, NEW YORK BRANCH, the banking corporation described in and which executed the foregoing instrument; that he is authorized by the Board of Directors of said corporation to execute said instrument; and that he signed his name thereto by like order.

RICHARD S. LAST	/s/ Richard S. Last
Notary Public, State of New York	Notary Public
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2010

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 24 day of February, 2010, before me personally came A.K Ghosh who being duly sworn by me, did depose and say that he is the AGM of BANK OF BARODA, the corporation described in and which executed the foregoing instrument, that he is authorized by the Board of Directors of said corporation to execute said instrument, and that he signed his name thereto by like order.

/s/ Richard S. Last
RICHARD S. LAST	Notary Public
Notary Public State of New York
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2010

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 24 day of February, 2010, before me personally came Kamal Mandan, who being sworn by me, did depose and say that he is the Chief Financial Officer of CADISTA PHARMACEUTICALS INC, the corporation described in and which executed the foregoing instrument, that they are authorized by the Board of Directors of said corporation to execute this instrument, and that they signed their names thereto by like order.

/s/ Richard S. Last
RICHARD S. LAST	Notary Public
Notary Public State of New York
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2010

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)	ss

On the 24 day of February, 2010, before me personally came Kamal Mandan, who being sworn by me, did depose and say that he is the Chief Financial Officer of CADISTA HOLDINGS INC, the corporation described in and which executed the foregoing instrument, that he is authorized by the Board of Directors to execute this instrument, and that he signed his name thereto by like order.

/s/ Richard S. Last
RICHARD S. LAST	Notary Public
Notary Public State of New York
No. 31-4761834
Qualified in Westchester County
Certificate filed in New York County
Term Expires Dec. 31, 2010

CITY OF	)
REPUBLIC OF INDIA	)	ss

On the 2nd day of March, 2010, before me personally came R. Sankaraiah, who being sworn by me, did depose and say that he is the Director of JUBILANT PHARMA PTE LIMITED, SINGAPORE, the corporation described in and which executed the foregoing instrument, that he is authorized by the Board of Directors to execute this instrument, and that he signed his name thereto by like order.

Notary Public

[Notary Stamp and Signature]